Exhibit 99.2

InvestIng In the future of healthcare.

Medical Properties Trust

FIRST QUARTER 2012

SUPPLEMENTAL INFORMATION

Table of Contents

Company Information	1

Reconciliation of Net Income to Funds from Operations	2

Investment and Revenue by Asset Type, Operator, and by State	3

Lease Maturity Schedule	4

Debt Summary	5

Consolidated Balance Sheets	6

Acquisitions for the Three Months Ended March 31, 2012	7

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director - Capital Markets at (205) 397-8897.

Company Information

Website: www.medicalpropertiestrust.com

Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer
R. Steven Hamner, Executive Vice President and Chief Financial Officer
Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

MPW LISTED NYSE

Company Information Company Information Headquarters: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756 Website: www.medicalpropertiestrust.com Executive Of_cers:

Edward K. Aldag, Jr., Chairman, President and Chief Executive Of_cer R. Steven Hamner, Executive Vice President and Chief Financial Of_cer Emmett E. McLean, Executive Vice President, Chief Operating Of_cer, Secretary and Treasurer Investor Relations:

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 Attn: Charles Lambert (205) 397-8897

clambert@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended
	March 31, 2012	March 31, 2011
		(A)
FFO information:
Net income attributable to MPT common stockholders	$10,563,870	$10,779,607
Participating securities’ share in earnings	(251,867)	(315,360)

Net income, less participating securities’ share in earnings	$10,312,003	$10,464,247

Depreciation and amortization:
Continuing operations	8,746,473	7,570,224
Discontinued operations	—	323,032
Gain on sale of real estate	—	(5,324)

Funds from operations	$19,058,476	$18,352,179

Acquisition costs	3,425,012	2,039,971

Normalized funds from operations	$22,483,488	$20,392,150

Share-based compensation	1,858,456	1,837,709
Debt costs amortization	855,382	986,955
Additional rent received in advance (B)	(300,000)	(300,000)
Straight-line rent revenue and other	(1,733,696)	(1,734,673)

Adjusted funds from operations	$23,163,630	$21,182,141

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.08	$0.09
Depreciation and amortization:
Continuing operations	0.07	0.08
Discontinued operations	—	—
Gain on sale of real estate	—	—

Funds from operations	$0.15	$0.17

Acquisition costs	0.03	0.01

Normalized funds from operations	$0.18	$0.18

Share-based compensation	0.01	0.02
Debt costs amortization	0.01	0.01
Additional rent received in advance (B)	—	—
Straight-line rent revenue and other	(0.01)	(0.02)

Adjusted funds from operations	$0.19	$0.19

(A)	Financials have been restated to reclass the operating results of certain properties sold in December 2011 to discontinued operations.
(B)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Funds from operations, or FFO, represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and impairment charges on real estate assets, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Management considers funds from operations a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that funds from operations provides a meaningful supplemental indication of our performance. We compute funds from operations in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating funds from operations utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. Funds from operations should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of March 31, 2012

	Total Invested Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	$976,020,839	47.6%	$24,625,228	56.7%
Long-Term Acute Care Hospitals	506,513,789	24.7%	11,584,377	26.7%
Medical Office Buildings	15,795,436	0.8%	445,564	1.0%
Rehabilitation Hospitals	390,958,684	19.1%	6,320,753	14.6%
Wellness Centers	15,624,817	0.8%	415,342	1.0%
Net other assets	143,549,115	7.0%	—	—

Total	$2,048,462,680	100.0%	$43,391,264	100.0%

Investments and Revenue by Operator - As of March 31, 2012

	Total Invested Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$410,124,577	20.0%	$11,303,017	26.1%
Ernest Health, Inc.	394,155,889	19.2%	3,916,692	9.0%
IJKG/HUMC	126,401,836	6.2%	3,786,993	8.7%
Vibra Healthcare	126,263,245	6.2%	4,125,830	9.5%
Kindred Healthcare	83,434,567	4.1%	2,122,789	4.9%
16 other operators	764,533,451	37.3%	18,135,943	41.8%
Net other assets	143,549,115	7.0%	—	—

Total	$2,048,462,680	100.0%	$43,391,264	100.0%

Investment and Revenue by State - As of March 31, 2012

	Total Invested Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
Texas	$491,756,664	24.0%	$10,686,098	24.7%
California	435,235,077	21.2%	12,159,855	28.0%
New Jersey	126,401,831	6.2%	3,786,993	8.7%
Arizona	92,671,712	4.5%	1,302,209	3.0%
Idaho	85,699,794	4.2%	1,829,400	4.2%
19 other states	673,148,487	32.9%	13,626,709	31.4%
Net other assets	143,549,115	7.0%	—	—

Total	$2,048,462,680	100.0%	$43,391,264	100.0%

3

LEASE MATURITY SCHEDULE - AS OF MARCH 31, 2012

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2012	3	$2,810,220	1.9%
2013	—	—	0.0%
2014	2	4,811,508	3.3%
2015	2	4,039,476	2.8%
2016	1	2,250,000	1.6%
2017	1	1,800,000	1.2%
2018	6	13,224,354	9.1%
2019	8	10,151,490	7.0%
2020	1	1,039,728	0.7%
2021	9	26,477,174	18.3%
Thereafter	35	78,284,921	54.1%

	68	$144,888,871	100.0%

(1)	Excludes our River Oaks facility, as it is currently under re-development and our Emerus facilities that are under development.
(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF MARCH 31, 2012

Instrument	Rate Type	Rate		Balance	2012	2013	2014	2015	2016	Thereafter
6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000
6.375% Notes Due 2022	Fixed	6.38%		200,000,000	—	—	—	—	—	200,000,000
BB&T Revolver	Variable	N/A		—	—	—	—	—	—	—
2011 Credit Facility Revolver	Variable	N/A	(1)	—	—	—	—	—	—	—
2016 Term Loan	Variable	2.50%		100,000,000	—	—	—	—	100,000,000	—
2016 Unsecured Notes	Fixed	5.59	% (2)	125,000,000	—	—	—	—	125,000,000	—
2008 Exchangeable Notes	Fixed	9.25%		11,000,000	—	11,000,000	—	—	—	—
Northland - Mortgage Capital Term Loan	Fixed	6.20%		14,371,464	173,981	249,384	265,521	282,701	298,582	13,101,295

				$900,371,464	$173,981	$11,249,384	$265,521	$282,701	$225,298,582	$663,101,295

		Debt Discount		(146,536)

				$900,224,928

(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at March 31, 2012 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 milllion of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	March 31, 2012	December 31, 2011
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,274,421,111	$1,244,496,384
Construction in progress and other	7,951,396	30,902,348
Net investment in direct financing leases	200,285,160	—
Mortgage loans	265,000,000	165,000,000

Gross investment in real estate assets	1,747,657,667	1,440,398,732
Accumulated depreciation and amortization	(112,484,138)	(103,737,665)

Net investment in real estate assets	1,635,173,529	1,336,661,067

Cash and cash equivalents	126,500,484	102,725,906
Interest and rent receivable	33,650,010	29,862,106
Straight-line rent receivable	35,493,269	33,993,032
Other loans	165,207,294	74,839,459
Deferred financing costs	23,603,146	18,285,175
Other assets	28,834,948	25,506,974

Total Assets	$2,048,462,680	$1,621,873,719

Liabilities and Equity
Liabilities
Debt, net	$900,224,928	$689,848,981
Accounts payable and accrued expenses	62,278,099	51,124,723
Deferred revenue	22,544,227	23,307,074
Lease deposits and other obligations to tenants	28,668,332	28,777,787

Total liabilities	1,013,715,586	793,058,565
Equity
Preferred stock, $0.001 par value. Authorized 10,000,000shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 134,523,921 shares at March 31, 2012 and 110,786,183 shares at December 31, 2011	134,524	110,786
Additional paid in capital	1,277,283,144	1,055,255,776
Distributions in excess of net income	(230,676,181)	(214,058,258)
Accumulated other comprehensive income (loss)	(11,732,050)	(12,230,807)
Treasury shares, at cost	(262,343)	(262,343)

Total Medical Properties Trust, Inc. stockholders’ equity	1,034,747,094	828,815,154

Non-controlling interests	—	—

Total Equity	1,034,747,094	828,815,154

Total Liabilities and Equity	$2,048,462,680	$1,621,873,719

(A)	Financials have been derived from the prior year audited financials.

6

ACQUISITIONS FOR THE THREE MONTHS ENDED MARCH 31, 2012

Name	Location	Property Type	Investment /Commitment
Ernest Health, Inc.	Nine states	Long-term acute care and inpatient rehabiliation	$396,500,000

Total Investments / Commitments			$396,500,000

7

Medical Properties Trust Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com Contact: Charles Lambert, Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com